SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013 (July 25, 2013)

WAYNE SAVINGS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 264-5767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment of By-laws

At a meeting on July 25, 2013 the Board of Directors amended Bylaws Article VIII, clarifying the process for amending the Bylaws. This summary is qualified in its entirety by reference to the copy of amended Article VIII filed with this Form 8-K Current Report as an exhibit, which exhibit is incorporated herein by reference. The exhibit also includes a copy of Article II, section 10, a director age limitation, which was adopted by the board on July 28, 2005.

Item 9.01(d)	Exhibits

Exhibit Number	Description

3.2.1	Bylaws of Wayne Savings Bancshares, Inc., Article II, section 10, and amended Article VIII

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

Date: July 26, 2013	/s/ H. Stewart Fitz Gibbon III
H. Stewart Fitz Gibbon III
Executive Vice President
Chief Operating Officer
Chief Risk Officer
Secretary and Treasurer